UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2014

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7000 Shoreline Court, Suite 250, South San Francisco, California                                    94080

(Address of principal executive offices)                                                                                     (Zip Code)

Registrant’s telephone number, including area code:  (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 17, 2014, Veracyte, Inc. (the “Company”) filed a Current Report on Form 8-K (the “September 8-K”) with the Securities and Exchange Commission (the “Commission”) to report the completion of its previously announced acquisition of Allegro Diagnostics Corp., a Delaware corporation (“Allegro”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated September 4, 2014 among the Company, Allegro, Full Moon Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Andrey Zarur, as Stockholders’ Agent, and certain stockholders of Allegro.

At that time, the Company stated that it intended to file financial statements and pro forma financial statements required by parts (a) and (b) of Item 9.01 of Form 8-K no later than 71 calendar days after the date that the September 8-K was required to be filed with the Commission.  The Company hereby amends the September 8-K in order to include the required financial statements and pro forma financial information.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Allegro as of and for the year ended December 31, 2013, together with the report thereon of PricewaterhouseCoopers LLP, are attached hereto as Exhibit 99.1.

The unaudited condensed financial statements of Allegro as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014 are attached hereto as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited financial statements of Allegro Diagnostics Corp. as of and for the year ended December 31, 2013.
99.2	Unaudited condensed financial statements of Allegro Diagnostics Corp. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013.
99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2014

VERACYTE, INC.

By	/s/ Shelly D. Guyer
Name:	Shelly D. Guyer
Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited financial statements of Allegro Diagnostics Corp. as of and for the year ended December 31, 2013.
99.2	Unaudited condensed financial statements of Allegro Diagnostics Corp. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013.
99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014.